UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 IR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 15, 2001


                        Commission file number 000-13754
                                               ---------

                            MAXUS REALTY TRUST, INC.
                          ---------------------------
        (Exact name of small business issuer as specified in its charter)

          Missouri                                      43-1339136
    -------------------                           --------------------
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)

104 Armour, North Kansas City, Missouri                    64116
---------------------------------------                 -----------
(Address of principal executive offices)                 (Zip Code)

Trust's telephone number, including area code         (816) 303-4500







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



Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

           The   following   financial   statements   and  pro  forma  financial
           information are filed as part of this report:

(a)          Financial Statements

             Independent Auditors' Report

             Statements of Revenue and Certain Expenses (as defined - Note 2) of Barrington Hills Apartments for the year ended December 31, 2000 and nine months ended September 30, 2001.

             Notes to the Statements of Revenue and Certain Expenses of Barrington Hills Apartments

(b)          Pro Forma Financial Information (unaudited)

             Pro Forma Funds from Operations of Maxus Realty Trust, Inc., for the Nine Month Period Ended September 30, 2001 and the Year Ended December 31, 2000.

             Pro Forma Statements of Operations of Maxus Realty Trust, Inc., for the Nine Month Period Ended September 30, 2001 and the Year Ended December 31, 2000.

             Pro Forma Balance Sheet as of September 30, 2001

             Notes to Pro Forma Information.

             Management's Discussion and Analysis of Barrington Hills Apartments








Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused the Amendment to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      Maxus Realty Trust, Inc.,
Date: January 4, 2002                               By: /s/ Daniel W. Pishny
                                                      ---------------------
                                                      Daniel W. Pishny
                                                      President




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

[KPMG LOGO]
1000 Walnut
Suite 1600
Kansas City, MO 64106


                          Independent Auditors' Report



The Board of Directors
Maxus Realty Trust, Inc.:


We have audited the accompanying statement of revenue and certain expenses (as defined - note 2) of Maxus Realty Trust, Inc.'s Barrington Hills Apartments (Barrington) for the year ended December 31, 2000. This financial statement is the responsibility of Maxus Realty Trust, Inc.'s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Maxus Realty Trust, Inc. The presentation is not intended to be a complete presentation of Barrington's revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses (as defined - note 2) of Barrington for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

KPMG LLP

November 27, 2001
Kansas City, Missouri

[KPMG LOGO] KPMG LLP; KPMG LLP,a U.S.limited liability partnership,is a member of KPMG International, a Swiss association





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




                            MAXUS REALTY TRUST, INC.
                           BARRINGTON HILLS APARTMENTS
        STATEMENTS OF REVENUE AND CERTAIN EXPENSES (AS DEFINED - NOTE 2)
  FOR THE YEAR ENDED DECEMBER 31, 2000 AND NINE MONTHS ENDED SEPTEMBER 30, 2001


                                                                  December 31, 2000    September 30, 2001
                                                                                           (Unaudited)
Revenue:
        Rental ..................................................   $1,115,000               873,000
        Other ...................................................      126,000               114,000
                                                                     ---------               -------

Total revenue ...................................................    1,241,000               987,000
                                                                     ---------               -------
Operating Expenses:
        Repairs and maintenance .................................       63,000                49,000
        Real estate taxes .......................................       63,000                52,000
        General and administrative ..............................      220,000               174,000
        Utilities ...............................................       81,000                72,000
        Management fees .........................................       46,000                37,000
        Other operating expense .................................      104,000                79,000
                                                                     ---------               -------

                Total operating expenses ........................      577,000               463,000
                                                                     ---------               -------

                Operating income (as defined - Note 2)...........   $  664,000               524,000
                                                                     =========               =======


   See accompanying notes to this statement




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



                            MAXUS REALTY TRUST, INC.
                           BARRINGTON HILLS APARTMENTS
             NOTES TO THE STATEMENTS OF REVENUE AND CERTAIN EXPENSES

1.  ACQUISITION OF BARRINGTON HILLS APARTMENTS:

Barrington Hills Apartments ("Barrington") is a 232 unit apartment complex located at 1221 Reservoir Road, Little Rock, Arkansas . Barrington was purchased by Maxus Realty Trust, Inc., ("MRTI" or the "Registrant"), for $7,050,000 on November 15, 2001, from an unrelated third party, Waterton Raintree, L.L.C. The purchase price included the assumption of the existing bonds and related mortgage and security instruments in favor of Berkshire Mortgage Finance Limited Partnership with a current outstanding balance of approximately $5,919,000, which are due and payable on July 1, 2029. Maxus Properties, Inc., an affiliate of the Registrant, will provide property management services for Barrington.

2.  BASIS OF PRESENTATION:

The statements of revenue and certain expenses excludes items not comparable to the projected future operations of Barrington. Excluded expenses include mortgage interest, depreciation and amortization. The Registrant has elected to be taxed as a real estate investment trust (REIT) under the Internal Revenue Code. The Registrant intends to continue to qualify as a REIT and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for income taxes is reflected in the financial statements.

3.  REVENUES:

Lease agreements are accounted for as operating leases, and rentals from such leases are reported as revenues ratably over the terms of the leases.

Included in other revenue is non-rental income such as interest income, application fees, and late fees.

4.  USE OF ESTIMATES:

Management of the Registrant has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

             (The remainder of this page left blank intentionally.)




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



                            MAXUS REALTY TRUST, INC.
                       PRO FORMA FUNDS FROM OPERATIONS FOR
 THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2001 AND YEAR ENDED DECEMBER 31, 2000
                                   (UNAUDITED)

The following unaudited pro forma information presents the funds generated by the operations of MRTI as if MRTI had acquired Barrington as of January 1, 2000. This pro forma information does not purport to represent actual or expected operating results of MRTI or Barrington for any period in the future. This pro forma information was prepared on the basis described in the accompanying notes, which should be read in conjunction herewith. Administrative expenses and certain revenues of MRTI's parent are excluded.

FUNDS FROM OPERATIONS

The white paper on Funds From Operations approved by the board of governors of NAREIT in March 1999 defines funds from operations as net income (loss) (computed in accordance with Generally Accepted Accounting Principles "GAAP"), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustment for unconsolidated partnerships and joint ventures are calculated to reflect funds from operations on the same basis. In 1999, NAREIT clarified the definition of Funds from Operations to include non-recurring events, except for those that are defined as "extraordinary items" under GAAP and gains and losses from sales of depreciable operating property.

MRTI computes Funds From Operations in accordance with the guidelines established by the white paper which may differ from the methodology for calculating Funds from Operations utilized by other equity REITs, and, accordingly, may not be comparable to such other REITs. Funds from Operations do not represent amounts available for management's discretionary use because of needed capital replacement or expansion, debt service obligations, distributions or other commitments and uncertainties. Funds from Operations should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of MRTI's financial performance or to cash flows from operating activities (determined in accordance with GAAP) as a measure of MRTI's liquidity, nor is it indicative of funds available to fund MRTI's cash needs including its ability to make distributions. MRTI believes Funds from Operations is helpful to investors as a measure of the performance of the Trust because, along with cash flows from operating activities, financing activities and investing activities, it provides investors with an understanding of the ability of MRTI to incur and service debt and make capital expenditures.


For the nine months ended September 30, 2001

                                                              MRTI             Pro Forma
                                                           Historical         Adjustments         Pro Forma
                                                             Amount    Acquisition of Barrington   Amounts


Revenues ...............................................   $2,672,000           987,000           3,659,000
Expenses ...............................................    2,353,000           969,000           3,322,000
                                                            ---------           -------           ---------
Net Income .............................................      319,000            18,000             337,000
Depreciation and Amortization ..........................      597,000           225,000             822,000
                                                            ---------           -------           ---------
Funds from Operations ..................................   $  916,000           243,000           1,159,000
                                                            =========           =======           =========

For the year ended December 31, 2000



                                                             MRTI             Pro Forma
                                                          Historical         Adjustments          Pro Forma
                                                            Amount    Acquisition of Barrington    Amounts
                                                          (Audited)

Revenues .............................................     $3,167,000         1,241,000          4,408,000
Expenses .............................................      2,607,000         1,254,000          3,861,000
                                                           ----------         ---------          ---------
Net Income (loss) ....................................        560,000           (13,000)           547,000
Depreciation and Amortization ........................        668,000           299,000            967,000
                                                           ----------         ---------          ---------
Funds from Operations ................................     $1,228,000           286,000          1,514,000
                                                           ==========         =========          =========






             (The remainder of this page left blank intentionally.)



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



                            MAXUS REALTY TRUST, INC.
                     PRO FORMA STATEMENTS OF OPERATIONS FOR
 THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2001 AND YEAR ENDED DECEMBER 31, 2000
                                   (UNAUDITED)


The following unaudited pro forma statements of operations presents the operations of MRTI as if MRTI had acquired Barrington as of January 1, 2000. This pro forma information does not purport to represent actual or expected operating results of MRTI or Barrington for any period in the future. This pro forma information was prepared on the basis described in the accompanying notes, which should be read in conjunction herewith.

Nine months ended September 30, 2001

                                                          MRTI             Pro Forma
                                                       Historical         Adjustments           Pro Forma
                                                         Amount     Acquisition of Barrington     Amounts

Revenue:
   Rental .........................................   $2,505,000            873,000             3,378,000
   Other ..........................................      218,000            114,000               332,000
                                                       ---------           --------             ---------

           Total revenue ..........................    2,723,000            987,000             3,710,000
                                                       ---------           --------             ---------
Expenses:
   Repairs and maintenance ........................      418,000             49,000               467,000
   Real estate taxes ..............................      331,000             52,000               383,000
   General and administrative .....................      274,000            174,000               448,000
   Utilities ......................................      293,000             72,000               365,000
   Depreciation and amortization ..................      609,000            225,000               834,000
   Interest expense ...............................      397,000            270,000               667,000
   Management fees ................................       95,000             48,000               143,000
   Other operating expenses .......................       70,000             79,000               149,000
                                                       ---------           --------             ---------

           Total expenses .........................    2,487,000            969,000             3,456,000
                                                       ---------           --------             ---------
           Net income before
             gain on sale of Franklin Park ........   $  236,000             18,000               254,000
                                                       =========           ========             =========
Per share data:
   Net income before gain on sale of
     Franklin Park ................................   $      .23                .02                   .25
                                                       =========          =========             =========

   Weighted average shares outstanding ............    1,040,000          1,040,000             1,040,000
                                                       =========          =========             =========



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



PRO FORMA ESTIMATE OF STATEMENT OF OPERATIONS - CONTINUED



Year ended December 31, 2000

                                                         MRTI               Pro Forma
                                                      Historical           Adjustments           Pro Forma
                                                        Amount     Acquisition of Barrington      Amounts
                                                      (audited)
Revenue:
   Rental.........................................  $  2,903,000          1,115,000             4,018,000
   Other..........................................       243,000            126,000               369,000
                                                       ---------          ---------             ---------

           Total revenue..........................     3,146,000          1,241,000             4,387,000
                                                       ---------          ---------             ---------
Expenses:
   Repairs and maintenance........................       368,000             63,000               431,000
   Real estate taxes .............................       476,000             63,000               539,000
   General and administrative ....................       498,000            220,000               718,000
   Utilities .....................................       293,000             81,000               374,000
   Depreciation and amortization .................       685,000            299,000               984,000
   Interest expense ..............................       436,000            364,000               800,000
   Management fees ...............................       109,000             60,000               169,000
   Other operating expenses ......................        85,000            104,000               189,000
                                                       ---------          ---------             ---------

           Total expenses ........................     2,950,000          1,254,000             4,204,000
                                                       ---------          ---------             ---------

           Net income (loss)......................  $    196,000            (13,000)              183,000
                                                       ---------          ---------             ---------
Per share data:
   Net Income (loss) .............................  $        .20               (.01)                  .19
                                                       ---------          ---------             ---------

Weighted average shares outstanding ..............       977,000            977,000               977,000
                                                       =========          =========             =========




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





                            MAXUS REALTY TRUST, INC.
                             PRO FORMA BALANCE SHEET
                            AS OF SEPTEMBER 30, 2001
                                   (UNAUDITED)

The following unaudited pro forma information presents the balance sheet of MRTI as if MRTI had acquired Barrington as of September 30, 2001. This pro forma information does not purport to represent actual or expected operating results of MRTI or Barrington for any period in the future. This pro forma information was prepared on the basis described in the accompanying notes, which should be read in conjunction herewith.


                                                           MRTI            Pro Forma
                                                        Historical        Adjustments          Pro Forma
                                                          Amount    Acquisition of Barrington   Amounts


ASSETS:
Investment property
   Land ............................................   $  2,794,000           232,000         3,026,000
   Buildings and improvement .......................     33,354,000         6,830,000        40,184,000
                                                         ----------         ---------        ----------
                                                         36,148,000         7,062,000        43,210,000


   Less accumulated depreciation ...................     (6,805,000)              ---        (6,805,000)
                                                         ----------         ---------        ----------

           Total investment property ...............     29,343,000         7,062,000        36,405,000


   Cash and cash equivalents .......................        616,000          (963,000)         (347,000)
   Account receivable ..............................        411,000               ---           411,000
   Prepaid expenses and other assets ...............        212,000            17,000           229,000
   Deferred expenses, less accumulated amortization.        512,000            84,000           596,000
                                                         ----------         ---------        ----------
           Total assets ............................   $ 31,094,000         6,200,000        37,294,000
                                                         ==========         =========        ==========

LIABILITIES AND SHAREHOLDERS' EQUITY:

Liabilities:
   Mortgages notes payable .........................   $ 19,495,000         5,919,000        25,414,000
   Account payable and accrued expenses ............        292,000           174,000           466,000
   Real estates taxes payable ......................        295,000            51,000           346,000
   Refundable tenant deposits ......................        170,000            56,000           226,000
                                                         ----------         ---------        ----------
           Total liabilities .......................     20,252,000         6,200,000        26,452,000
                                                         ==========         =========        ==========

Shareholders' equity:
   Common stock ....................................      1,040,000               ---         1,040,000
   Additional paid in capital ......................     15,463,000               ---        15,463,000
   Distribution in excess of accumulated earnings ..     (5,661,000)              ---        (5,661,000)
                                                         ----------         ---------        ----------
           Total shareholders' equity ..............     10,842,000               ---        10,842,000
                                                         ----------         ---------        ----------

                                                       $ 31,094,000         6,200,000        37,294,000
                                                         ==========         =========        ==========


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



                            MAXUS REALTY TRUST, INC.
                         NOTES TO PRO FORMA INFORMATION


1. BARRINGTON:

Barrington is a 232 unit apartment complex located at 1221 Reservoir Road, Little Rock, Arkansas. Barrington was purchased by Maxus Realty Trust, Inc. for $7,050,000 on November 15, 2001, from an unrelated third party, Waterton Raintree, LLC. Maxus Properties, Inc., an affiliate of the Registrant, will provide property management services for Barrington.

2.  DEBT SERVICE:

MRTI financed the property acquisition in part by an assumption of the existing bonds and related mortgage and security instruments in favor of Berkshire Mortgage Finance Limited Partnership with a current outstanding balance of approximately $5,919,000, which are due and payable on July 1, 2029, bear interest at a rate of 5.165%, are repriced on August 1, 2009 and are secured by a mortgage. The net cash proceeds used by the Registrant from its working capital to acquire Barrington were approximately $1,227,000. The difference between this amount and the pro forma adjustment to cash is due to a pro-rata adjustment for revenues and operating expenses incurred prior to closing and escrow funds recorded at closing. The pro forma does not include an adjustment for lost interest on the funds used to acquire Barrington as this amount was not considered significant.

3.  DEPRECIATION:

Buildings are depreciated over their estimated useful lives of 27.5 years using the straight-line method, and personal property improvements are depreciated over their estimated useful lives by 7 years and 15 years, respectively.

4.  TAXES:

The Trust has elected to be taxed as a real estate investment trust (REIT) under the Internal Revenue Code. The Trust intends to continue to qualify as a REIT and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for income taxes is reflected in the Pro Forma Information.

5.  MANAGEMENT FEES:

Management fees are calculated at 5.0% of the total income recorded by Barrington.



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



                             MAXUS REALTY TRUST INC.
               MANAGEMENT'S DISCUSSION AND ANALYSIS OF BARRINGTON

Barrington is a 232 unit apartment complex located at 121 Reservoir Road, Little Rock, Arkansas. Barrington was purchased by Maxus Realty Trust, Inc. for
$7,050,000 on November 15, 2001, from an unrelated third party, Waterton Raintree, LLC.

Revenues:

Lease agreements are accounted for as operating leases, and rentals from such leases are reported as revenues ratably over the terms of the leases. The majority of these leases are six to twelve months in term. The business in which the Registrant is engaged is highly competitive. Barrington is located in an urban area and is subject to competition from other similar types of properties in or near Little Rock, Arkansas. Barrington competes for tenants for its apartments with numerous other real estate investment trusts, real estate limited partnerships, as well as with individuals, corporations and other entities engaged in real estate investment activities. Such competition is based on such factors as location, rent schedules and services and amenities provided. The occupancy rate for November 2001 was 86%. Management does not anticipate a material change in occupancy rates or rents as a result of the change in ownership or management of Barrington. Management believes that the investment in Barrington was justified primarily due to its good occupancy rate, operating history, assumable debt at a favorable rate, and good location.

Expenses:

Management does not anticipate a material change in utility rates or maintenance expense as a result of the change in ownership or management of Barrington. At this time, we do not anticipate any significant capital expenditures for Barrington in 2002.

Materiality:

After reasonable inquiry, management of the Registrant is not aware of any material factors relating to Barrington, other than discussed above, that would cause the reported financial information not to be indicative of future results.



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